THE AVATAR
                                ADVANTAGE EQUITY
                                 ALLOCATION FUND










                                  Annual Report

                               For the year ended
                                December 31, 1998

January 1999

Dear Shareholder,

We are  pleased  to  report  on the  progress  of the  Avatar  Advantage  Equity
Allocation Fund for the year ended December 31, 1998. During the year, the Avatar asset allocation philosophy of participating in rising markets while attempting to limit losses during market downturns, was put to the test. We are pleased to report that the Fund passed with flying colors, realizing a return of 25.8% for the year. The primary market indices for the same period were as follows:

S & P 500                              +28.6%
Dow Jones Industrials                  +18.1%
NASDAQ                                 +40.5%
Russell 2000                            -2.5%

For most of the year, the Fund maintained a significant equity position. Our exposure generally ranged from between 75% and 90% invested in stocks, the remainder in cash. However, during the volatile period of late summer and early fall, the exposure in stocks fell to the 50% range while our cash exposure was increased.

1998--THE SECOND SIX MONTHS IN REVIEW

Wall Street was hit hard by several big crises: the Asian dilemma, the Long-Term Capital bailout, and the not unexpected lower corporate profits. The ensuing market turbulence resulted in a flight away from equities and into safer investments, most notably U.S. Government securities. The 30-year Treasury bond rates fell to the lowest level in its history while its price went skyward. Our models indicated a pullback from equities was warranted and, as a result, we lowered our equity allocation while increasing our cash position. The third quarter achieved distinction as the first down quarter for the domestic stock market since 1990. The fourth quarter witnessed another variation of the stock market's wild roller coaster ride: it ended with the market's biggest gains since the first quarter of 1987. The Federal Reserve reduced interest rates three times between September and October and the market took off. Large-capitalization stocks, in which we were 90% invested, won handily against mid- and small-cap stocks. They were the market leaders for the fourth consecutive year. This out-performance by large-cap stocks is now reaching historic proportions. We increased our stock allocation and benefited from the leadership of the large-caps. We ended the year 80% invested in stocks, in line with our indicators.

1999 MARKET OUTLOOK

What might we expect for 1999? The U.S. economy remains strong although most economists expect some sort of slow-down in the later quarters of the year. Our models are moderately positive at this time so the upward trend of the market would appear to continue, although we are hoping for less volatility along the way. We question whether large-caps can continue their historic upward journey into a fifth year. On the negative side, Japan still has not figured a way out of its economic downturn. Latin America, Brazil in particular, remains an area of concern. Both situations could have unforeseen consequences on many industries. Consideration also centers around what, if any, effect President Clinton's impeachment trial will have on the various markets. Finally, the escalating ethnic conflicts around the world also give us pause and temper our enthusiasm.

Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We believe this goal was achieved in the Fund's first year of existence. Our plan for the new year is to continue this strategy and to continue to meet the various investment challenges.


/s/ Elizabeth S. Sonders                     /s/ Charles M. White

Elizabeth S. Sonders                         Charles M. White
Co-Portfolio Manager                         Co-Portfolio Manager

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

Comparison of the change in value of a $10,000 investment in The Avatar Advantage Equity Allocation Fund versus the S&P 500 Composite Stock Price Index

Average Annual Total Return
Period ended December 31, 1998
1 Year................25.81%
Since inception (12/3/97):26.09%

                  The Avatar Advantage
                 Equity Allocation Fund    S&P 500 Composite Stock Price Index
                 ----------------------    -----------------------------------
3-Dec-97               $10,000                           $10,000
31-Dec-97              $10,022                           $ 9,947
31-Mar-98              $11,252                           $11,333
30-Jun-98              $11,472                           $11,707
30-Sep-98              $10,765                           $10,542
31-Dec-98              $12,609                           $12,791


Past performance is not predictive of future performance.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
      Shares      COMMON STOCKS: 80.05%                             Market Value
--------------------------------------------------------------------------------
                  AEROSPACE / DEFENSE EQUIPMENT: 0.89%
      1,200       United Technologies Corporation.................  $  130,500
                                                                    ----------

                  AUTOMOBILES: 1.40%
      3,500       Ford Motor Company..............................     205,406
                                                                    ----------
                  BANKS: 7.41%
      9,800       The Bank of New York Company, Inc...............     394,450
      4,100       The Chase Manhattan Corporation.................     279,056
      1,200       Mellon Bank Corporation.........................      82,500
      2,700       SouthTrust Corporation..........................      99,647
      2,500       Firstar Corporation.............................     233,125
                                                                    ----------
                                                                     1,088,778
                                                                    ----------
                  BEVERAGES - NON-ALCOHOLIC: 1.59%
      5,700       PepsiCo, Inc....................................     233,344
                                                                    ----------
                  CHEMICALS - SPECIALTY: 0.97%
      1,700       Air Products and Chemicals, Inc.................      68,000
      3,600       Crompton & Knowles Corporation..................      74,475
                                                                    ----------
                                                                       142,475
                                                                    ----------
                  COMPUTER SOFTWARE: 5.78%
      2,500       Compuware Corporation*..........................     195,234
      2,200       Microsoft Corporation*..........................     304,769
      2,400       Networks Associates, Inc.*......................     159,225
      4,400       Oracle Corporation*.............................     189,888
                                                                    ----------
                                                                       849,116
                                                                    ----------
                  COMPUTERS - MICRO: 3.59%
      6,400       Compaq Computer Corporation.....................     268,400
      1,400       International Business Machines
                    Corporation...................................     258,650
                                                                    ----------
                                                                       527,050
                                                                    ----------
                  COSMETICS AND TOILETRIES: 1.77%
      2,800       Colgate-Palmolive Company.......................     260,050
                                                                    ----------

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  DIVERSIFIED MANUFACTURING: 3.87%
      4,100       General Electric Company........................  $ 418,456
      5,200       Masco Corporation...............................    149,500
                                                                    ----------
                                                                      567,956
                                                                    ----------
                  DIVERSIFIED OPERATIONS: 0.47%
        900       Textron Inc.....................................     68,344
                                                                    ----------

                  ELECTRONIC COMPONENTS - SEMICONDUCTOR: 2.97%
      4,800       Advanced Micro Devices, Inc.*...................    138,900
      2,500       Intel Corporation...............................    296,328
                                                                    ----------
                                                                      435,228
                                                                    ----------
                  FINANCE - MORTGAGE LOAN / BANKER: 2.83%
      1,200       Ambac Financial Group, Inc......................     72,225
      3,800       Federal National Mortgage Association...........    281,200
      1,400       H&R Block, Inc..................................     63,000
                                                                    ----------
                                                                      416,425
                                                                    ----------
                  FINANCIAL - MISCELLANEOUS: 0.95%
      3,600       Paine Webber Group Inc..........................    139,050
                                                                    ----------

                  FOOD - MISCELLANEOUS / DIVERSIFIED: 2.29%
      7,000       Sara Lee Corporation............................    197,313
      6,400       Wendy's International, Inc......................    139,600
                                                                    ----------
                                                                      336,913
                                                                    ----------
                  FOOD - RETAIL: 1.95%
      4,700       Safeway Inc.*...................................    286,406
                                                                    ----------
                  INSURANCE: 2.28%
      3,632       TheAllstate Corporation.........................    140,286
      2,400       SunAmerica, Inc.................................    194,700
                                                                    ----------
                                                                      334,986
                                                                    ----------
                  MANUFACTURING - MISCELLANEOUS: 4.72%
      3,200       Danaher Corporation.............................    173,800
      4,100       Maytag Corporation..............................    255,225
      3,500       Tyco International Ltd..........................    264,031
                                                                    ----------
                                                                      693,056
                                                                    ----------

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
------------------------------------------------------------------
                  MEDICAL - BIOMEDICAL / GENETICS: 0.52%
      1,700       Centocor, Inc.*.................................   $ 76,606
                                                                    ----------

                  MEDICAL - DRUGS: 6.49%
      1,700       Bristol-Meyers Squibb Company...................    227,481
      2,700       Eli Lilly and Company...........................    239,963
      1,600       Pfizer Inc......................................    200,700
      3,800       Warner-Lambert Company..........................    285,713
                                                                    ----------
                                                                      953,857
                                                                    ----------

                  METALS - ALUMINUM: 1.12%
      2,200       Aluminum Company of America.....................    164,038
                                                                    ----------

                  NETWORKING PRODUCTS: 2.74%
      2,000       Ascend Communications, Inc.*....................    131,562
      2,925       Cisco Systems, Inc.*............................    271,568
                                                                    ----------
                                                                      403,130
                                                                    ----------

                  PETROLEUM PRODUCTS: 4.94%
      3,400       BJ Services Company*............................     53,125
      1,600       Burlington Resources Inc........................     57,300
      5,500       Conoco Inc.*....................................    114,813
      2,400       Enron Corp......................................    136,950
      3,100       Exxon Corporation...............................    226,687
      2,600       Texaco, Inc.....................................    137,475
                                                                    ----------
                                                                      726,350
                                                                    ----------
                  RADIO BROADCASTING: 0.95%
      5,100       Infinity Broadcasting Corporation*..............    139,613
                                                                    ----------
                  RETAIL - BUILDING PRODUCTS: 1.75%
      4,200       The Home Depot, Inc.............................    256,987
                                                                    ----------
                  RETAIL - DEPARTMENT STORES: 2.93%
      2,500       Dayton Hudson Corporation.......................    135,625
      4,050       The Gap, Inc....................................    227,813
      3,100       Jones Apparel Group, Inc.*......................     68,394
                                                                    ----------
                                                                      431,832
                                                                    ----------

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
                  STEEL PRODUCERS: 0.41%
      2,600       USX Corporation.................................      $ 59,800
                                                                     -----------

                  TELECOMMUNICATION EQUIPMENT: 1.57%
      2,100       Lucent Technologies Inc.........................       231,000
                                                                     -----------

                  TELECOMMUNICATION SERVICES: 3.53%
      1,200       Airtouch Communications, Inc.*..................        88,550
      3,100       GTE Corporation.................................       209,056
      3,600       Time Warner Inc.................................       223,425
                                                                     -----------
                                                                         519,031
                                                                     -----------
                  TELEPHONE SERVICES: 4.79%
      7,200       BellSouth Corporation...........................       359,100
      4,800       MCI WorldCom, Inc.*.............................       344,549
                                                                     -----------
                                                                         703,649
                                                                     -----------
                  TOBACCO PRODUCTS: 1.53%
      4,200       Philip Morris Companies, Inc....................       224,700
                                                                     -----------
                  TRANSPORTATION - RAIL: 0.61%
      1,000       FDX Corporation*................................        89,000
                                                                     -----------
                  UTILITIES: 0.44%
      1,000       Duke Energy Corportion..........................        64,062
                                                                     -----------
                  TOTAL COMMON STOCKS (COST $8,928,923)...........    11,758,738
                                                                     -----------

Principal Amount  SHORT-TERM INVESTMENTS: 18.80%
--------------------------------------------------------------------------------
 $2,762,404       Star Treasury Fund, 4.80%
                    (cost $2,762,404).............................     2,762,404
                                                                     -----------

                  TOTAL INVESTMENTS IN SECURITIES
                     (COST $11,691,327+): 98.85% .................   $14,521,142
                  OTHER ASSETS LESS LIABILITIES: 1.15%............       168,669
                                                                     -----------
                  TOTAL NET ASSETS: 100.00%                          $14,689,811
                                                                     ===========

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
      Shares                                                        Market Value
--------------------------------------------------------------------------------
* Non-income producing security.

+ At December 31, 1998, the cost of securities for Federal tax purposes is $11,696,368. Gross unrealized appreciation and depreciation of securities for tax purposes are as follows:

                  Gross unrealized appreciation...................  $ 2,909,494
                  Gross unrealized depreciation...................      (84,720)
                                                                    -----------
                      Net unrealized appreciation.................  $ 2,824,774
                                                                    ===========


See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998

ASSETS
   Investments in securities, at value
      (identified cost $11,691,327) ...........................    $ 14,521,142
   Receivables:
      Dividends and interest ..................................          19,244
      Fund shares sold ........................................             345
      Due from broker .........................................         144,869
   Deferred organization costs ................................          27,462
   Prepaid expenses ...........................................           5,220
                                                                   ------------
         Total assets .........................................      14,718,282
                                                                   ------------
LIABILITIES
   Payables:
      Due to advisor ..........................................           3,534
      Administration fee ......................................           2,630
      Distribution fees .......................................           5,817
      Fund shares repurchased .................................             297
   Accrued expenses ...........................................          16,193
                                                                   ------------
         Total liabilities ....................................          28,471
                                                                   ------------

NET ASSETS ....................................................    $ 14,689,811
                                                                   ============

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($14,689,811/1,240,801 shares outstanding; unlimited
      number of shares authorized without par value) ..........    $      11.84
                                                                   ============

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................    $ 11,870,871
   Accumulated net realized loss on investments ...............         (10,875)
   Net unrealized appreciation on investments .................       2,829,815
                                                                   ------------
      Net assets ..............................................    $ 14,689,811
                                                                   ============

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
   Income
      Dividends ..............................................      $   137,570
      Interest ...............................................          137,674
                                                                    -----------
         Total income ........................................          275,244
                                                                    -----------
   Expenses
      Advisory fees (Note 3) .................................          125,574
      Distribution fees (Note 4) .............................           36,934
      Administration fees (Note 3) ...........................           31,719
      Custodian and accounting fees ..........................           29,145
      Insurance ..............................................           10,396
      Audit fees .............................................           20,522
      Transfer agent fees ....................................           13,001
      Reports to shareholders ................................            5,001
      Amortization of deferred organization costs ............            7,001
      Legal fees .............................................            5,696
      Trustees' fees .........................................            4,206
      Registration fees ......................................            6,040
      Miscellaneous ..........................................            4,696
                                                                    -----------
         Total expenses ......................................          299,931
         Less: Advisory fee waiver and
            absorption(Note 3) ...............................          (78,331)
                                                                    -----------
         Net expenses ........................................          221,600
                                                                    -----------
            NET INVESTMENT INCOME ............................           53,644
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain from security transactions ...........          830,832
      Net realized loss from futures transactions ............          (60,910)
      Net change in unrealized appreciation
        on investments .......................................        2,757,250
                                                                    -----------
         Net realized and unrealized gain
           on investments ....................................        3,527,172
                                                                    -----------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ................................      $ 3,580,816
                                                                    ===========

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  Year         December 3, 1997*
                                                  Ended            through
                                            December 31, 1998  December 31, 1997
--------------------------------------------------------------------------------
NET INCREASE IN ASSETS FROM
OPERATIONS
Net investment income ........................  $    53,644       $     7,367
Net realized gain (loss) from security
   transactions ..............................      830,832           (38,313)
Net realized loss from futures transactions ..      (60,810)              -0-
Net change in unrealized appreciation
   of securities .............................    2,757,250            72,565
                                                -----------       -----------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .......................    3,580,816            41,619
                                                -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ........................      (59,113)           (3,839)
Net realized gain on security transactions ...     (740,543)              -0-
Total Return of Capital ......................      (28,412)              -0-
                                                -----------       -----------
     TOTAL DIVIDENDS AND DISTRIBUTIONS TO
       SHAREHOLDERS ..........................     (828,068)           (3,839)
                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets
   derived from net change in outstanding
   shares (a) ................................   (8,308,922)       20,208,205
                                                -----------       -----------
     TOTAL (DECREASE) INCREASE IN NET ASSETS .   (5,556,174)       20,245,985

NET ASSETS
Beginning of period ..........................   20,245,985               -0-
                                                -----------       -----------
END OF PERIOD (including undistributed
   net investment income of $0 and
   $3,528, respectively) .....................  $14,689,811       $20,245,985
                                                ===========       ===========

(a) A summary of capital share transactions is as follows:

                                        Year               December 3, 1997*
                                        Ended                   through
                                  December 31, 1998        December 31, 1997
                              -----------------------   ----------------------
                                Shares        Value      Shares        Value
                                ------        -----      ------        -----
Shares sold................     194,971    $2,180,409   2,020,575  $20,204,366
Shares issued in
   reinvestment
   of distributions........      74,946       828,068         384        3,839
Shares redeemed............  (1,050,075)  (11,317,399)         (0)          (0)
                             ----------   -----------   ---------  -----------
Net (decrease) increase....    (780,158)  $(8,308,922)  2,020,959  $20,208,205
                             ==========   ===========   =========  ===========

* Commencement of operations.
See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                 Year         December 3, 1997*
                                                 Ended             through
                                           December 31, 1998  December 31, 1997
--------------------------------------------------------------------------------
Net asset value, beginning of period........    $10.02              $10.00
                                                ------              ------

Income from investment operations:
   Net investment income....................      0.05                0.01
   Net realized and unrealized gain on
     investments............................      2.48                0.02
                                                ------              ------
Total from investment operations............      2.53                0.03
                                                ------              ------

Less distributions:
   From net investment income...............     (0.05)              (0.01)
   From capital gains.......................     (0.64)              (0.00)
   Tax return of capital....................     (0.02)              (0.00)
                                                ------              ------
Total distributions.........................     (0.71)              (0.01)
                                                ------              ------
Net asset value, end of period..............    $11.84              $10.02
                                                ======              ======

Total return................................     25.81%               0.22%#

Ratios/supplemental data:
Net assets, end of period (millions)........    $ 14.7              $ 20.2

Ratio of expenses to average net assets:
   Before expense reimbursement.............      2.03%               1.52%+
   After expense reimbursement..............      1.50%               1.39%+

Ratio of net investment income (loss)
  to average net assets:
   Before expense reimbursement.............     (0.17%)              0.33%+
   After expense reimbursement..............      0.36%               0.47%+

Portfolio turnover rate.....................     79.95%               2.48%#

* Commencement of operations.

# Not annualized.

+ Annualized.

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND


NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998

NOTE 1 - ORGANIZATION

The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 3, 1997. The Fund's objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. FUTURES CONTRACTS: The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market prices. Upon

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or assets equal to a certain percentage of the contract amount ("initial margin deposit"). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, security prices and the underlying hedged assets.

     F. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1998, Avatar Investors Associates Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third fiscal year next succeeding the fiscal year of the reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. With respect to the reimbursement of a particular fee reduction or expense payment, a reimbursement to the Advisor is permitted only within the three-year period

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND following the year in which the Advisor reduced the subject fee or paid the subject expense. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current expenses if so requested by the Advisor even if that practice may require the Advisor to waive, reduce or absorb current Fund expenses. For the year ended December 31, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $78,331; no amounts were reimbursed.

Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   FUND ASSET LEVEL                            FEE RATE
   ----------------                            --------
   Less than $15 million                       $30,000
   $15 million to less than $50 million        0.20% of average daily net assets
   $50 million to less than $100 million       0.15% of average daily net assets
   $100 million to less than $150 million      0.10% of average daily net assets
   more than $150 million                      0.05% of average daily net assets

First Fund Distributors,  Inc. (the  "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the period ended December 31, 1998, the Fund paid the Distributor in the amount of $36,934.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,415,853 and $19,634,940, respectively.

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Avatar Advantage Equity Allocation Fund, series of Advisors Series Trust, as of December 31, 1998, and the related statement of operations, changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avatar Advantage Equity Allocation Fund, series of Advisors Series Trust, as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



/s/ McGladrey & Pullen, LLP

McGLADREY & PULLEN, LLP
New York, New York
January 29, 1999

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788
                                  888-263-6452


                                     AUDITOR
                             McGladrey & Pullen, LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                   THE AVATAR
                                    ADVANTAGE
                                  BALANCED FUND









                                  Annual Report

                              For the period ended
                                December 31, 1998

January 1999

Dear Shareholder,

We are pleased to report on the progress of the AVATAR ADVANTAGE BALANCED FUND for the year ended December 31, 1998. Since commencing operations on January 13, 1998, our asset allocation philosophy of participating in rising markets while attempting to limit losses during market downturns, helped the Fund realize a total return of 23.11%. Other market indices (for the full year) were as follows:

              S & P 500                                 +28.60%
              DOW JONES INDUSTRIALS                     +18.10%
              NASDAQ                                    +40.50%
              LEHMAN BROTHERS GOV'T BOND               +  9.90%
              60 STOCK/40 BOND BENCHMARK                +21.10%

For most of the year, the Fund maintained significant equity and bond positions. Our exposure generally ranged from between 55% and 65% invested in stocks, 30% to 40% in bonds and the remainder in cash. However, during the volatile period of late summer and early fall, we increased the allocation in bonds and cash while reducing the equity exposure.

1998--THE SECOND SIX MONTHS IN REVIEW

Wall Street was hit hard by several big crises: the Asian dilemma, the Long-Term Capital Management bailout, and the not unexpected lower corporate profits. The ensuing market turbulence resulted in a flight away from equities and into safer investments, most notably U.S. Government securities. The 30-year Treasury bond rates fell to the lowest level in its history while its price went skyward. Our models indicated that a pullback from equities was warranted and, as a result, we lowered our equity allocation while increasing our bond and cash positions. The third quarter achieved distinction as the first down quarter for the domestic stock market since 1990. Our investment in bonds and cash helped to soften the blow, but we still finished the third quarter in negative territory. The fourth quarter witnessed another variation of the stock market's wild roller coaster ride: it ended with the market's biggest gains since the first quarter of 1987. The Federal Reserve reduced interest rates three times between
September and October and the market took off. Our investment in large-capitalization stocks won handily against mid- and small-cap stocks, as they were the market leaders for the fourth consecutive year.

This out-performance by large-cap stocks is now reaching historic proportions. We increased our stock allocation through the last quarter and ended the year with our allocations in the 55% equity and 40% fixed income range.

The technology, pharmaceutical and financial sectors produced the biggest gains in the equity portion of the Fund. This group had stable earnings and limited Asian exposure. In the fixed income portion of the Fund, we maintained duration longer than the benchmark.

1999 MARKET OUTLOOK

What might we expect in 1999? The U.S. economy remains strong, although most economists expect some sort of slow-down in the later quarters of the year. Our models are moderately positive at this time. This indicates that the upward trend of the market would appear to continue, although we are hoping for less volatility along the way. We question whether large-caps can maintain their historic upward journey into a fifth year. On the negative side, Japan still has not figured a way out of its economic downturn. Latin America, Brazil in particular, remains an area of concern. Both situations could have unforeseen consequences on many industries. Consideration also centers around what, if any, effect President Clinton's impeachment trial will have on the various markets. Finally, the escalating ethnic conflicts around the world also give us pause and temper our enthusiasm. We strongly believe our defensive position in bonds will help to weather any unforeseen storms over the course of the upcoming year.

 Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We believe this goal was achieved in the Fund's first year of existence. Our plan for the new year is to carry through this strategy and to continue to meet the various investment challenges.


/s/ Elizabeth S. Sonders                     /s/ Charles M. White

Elizabeth S. Sonders                         Charles M. White
Co-Portfolio Manager                         Co-Portfolio Manager

                       THE AVATAR ADVANTAGE BALANCED FUND

Comparison of the change in value of a $10,000 investment in the Avatar Advantage Balanced Fund versus the Blended 60% S&P 500 Stock Index/40% Lehman Corporate Bond Index


Average Annual Total Return
Period ended December 31, 1998
Since inception (1/13/98):23.11%

              The Avatar Advantage       Blended 60% S&P 500 Stock Index/
                 Balanced Fund           40% Lehman Corporate Bond Index
                 -------------           -------------------------------
13-Jan-98          $10,000                         $10,000
31-Mar-98          $11,080                         $10,871
30-Jun-98          $11,300                         $11,176
30-Sep-98          $11,050                         $10,642
31-Dec-98          $12,311                         $12,010

Past performance is not predictive of future performance.

The Blended Index consists of the S&P 500 Stock Index (60%) and the Lehman Corporate Bond Index (40%). The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

The Blended Index initial value is as of December 31, 1997.

The percentage weights which have been applied to the indices are intended to replicate the long-term asset allocation of the Fund.

                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
      Shares      COMMON STOCKS: 57.69%                          Market Value
--------------------------------------------------------------------------------
                  AEROSPACE / DEFENSE EQUIPMENT: 0.70%
        100       United Technologies Corporation...............     $ 10,875
                                                                     --------
                  AUTOMOBILES: 1.14%
        300       Ford Motor Company............................       17,606
                                                                     --------
                  BANKS: 5.28%
        700       The Bank of New York Company, Inc.............       28,175
        300       The Chase Manhattan Corporation...............       20,419
        100       Mellon Bank Corporation.......................        6,875
        200       SouthTrust Corporation........................        7,387
        200       Firstar Corporation...........................       18,650
                                                                     --------
                                                                       81,506
                                                                     --------
                  BEVERAGES - NON-ALCOHOLIC: 1.06%
        400       PepsiCo, Inc..................................       16,375
                                                                     --------
                  CHEMICALS - SPECIALTY: 0.66%
        100       Air Products and Chemicals, Inc...............        4,000
        300       Crompton & Knowles Corporation................        6,206
                                                                     --------
                                                                       10,206
                                                                     --------
                  COMPUTER SOFTWARE: 4.51%
        200       Compuware Corporation*........................       15,625
        200       Microsoft Corporation*........................       27,738
        200       Networks Associates, Inc.*....................       13,250
        300       Oracle Corporation*...........................       12,937
                                                                     --------
                                                                       69,550
                                                                     --------
                  COMPUTERS - MICRO: 2.55%
        500       Compaq Computer Corporation...................       20,969
        100       International Business Machines
                   Corporation..................................       18,475
                                                                     --------
                                                                       39,444
                                                                     --------
                  COSMETICS AND TOILETRIES: 1.20%
        200       Colgate-Palmolive Company.....................       18,575
                                                                     --------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
      Shares                                                       Market Value
--------------------------------------------------------------------------------
                  DIVERSIFIED MANUFACTURING: 2.73%
        300       General Electric Company......................     $ 30,619
        400       Masco Corporation.............................       11,500
                                                                     --------
                                                                       42,119
                                                                     --------
                  DIVERSIFIED OPERATIONS: 0.49%
        100       Textron.......................................        7,594
                                                                     --------
                  ELECTRONIC COMPONENTS/SEMICONDUCTORS: 2.29%
        400       Advanced Micro Devices, Inc.*.................       11,575
        200       Intel Corporation.............................       23,713
                                                                     --------
                                                                       35,288
                                                                     --------
                  FINANCE - MORTGAGE LOAN / BANKER: 2.12%
        100       Ambac Financial Group, Inc....................        6,019
        300       Federal National Mortgage Association.........       22,200
        100       H&R Block, Inc................................        4,500
                                                                     --------
                                                                       32,719
                                                                     --------
                  FINANCIAL - MISCELLANEOUS: 0.75%
        300       Paine Webber Group, Inc.......................       11,588
                                                                     --------
                  FOOD - MISCELLANEOUS / DIVERSIFIED: 1.80%
        600       Sara Lee Corporation..........................       16,913
        500       Wendy's International, Inc....................       10,906
                                                                     --------
                                                                       27,819
                                                                     --------
                  FOOD - RETAIL: 1.58%
        400       Safeway Inc.*.................................       24,375
                                                                     --------
                  INSURANCE: 1.80%
        300       The Allstate Corporation......................       11,587
        200       SunAmerica, Inc...............................       16,225
                                                                     --------
                                                                       27,812
                                                                     --------
                  MANUFACTURING - MISCELLANEOUS: 3.38%
        200       Danaher Corporation...........................       10,863
        300       Maytag Corporation............................       18,675
        300       Tyco International Ltd........................       22,631
                                                                     --------
                                                                       52,169
                                                                     --------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
      Shares                                                     Market Value
--------------------------------------------------------------------------------

                  MEDICAL - BIOMEDICAL / GENETICS: 0.29%
        100       Centocor, Inc.*...............................      $ 4,513
                                                                     --------
                  MEDICAL - DRUGS: 3.81%
        100       Bristol-Meyers Squibb Company.................       13,381
        200       Eli Lilly and Company.........................       17,775
        100       Pfizer Inc....................................       12,544
        200       Warner-Lambert Company........................       15,037
                                                                     --------
                                                                       58,737
                                                                     --------
                  METALS - ALUMINUM: 0.97%
        200       Aluminum Company of America...................       14,912
                                                                     --------
                  NETWORKING PRODUCTS: 2.36%
        200       Ascend Communications, Inc.*..................       13,150
        250       Cisco Systems, Inc.*..........................       23,203
                                                                     --------
                                                                       36,353
                                                                     --------
                  PETROLEUM PRODUCTS: 3.45%
        300       BJ Services Company*..........................        4,687
        100       Burlington Resources Inc......................        3,581
        400       Conoco Inc.*..................................        8,350
        200       Enron Corp....................................       11,413
        200       Exxon Corporation.............................       14,625
        200       Texaco Inc....................................       10,575
                                                                     --------
                                                                       53,231
                                                                     --------
                  RADIO BROADCASTING: 0.71%
        400       Infinity Broadcasting Corporation*............       10,950
                                                                     --------
                  RETAIL - BUILDING PRODUCTS: 1.19%
        300       Home Depot, Inc...............................       18,356
                                                                     --------
                  RETAIL - DEPARTMENT STORES: 2.09%
        200       Dayton Hudson Corporation.....................       10,850
        300       The Gap, Inc..................................       16,875
        200       Jones Apparel Group, Inc.*....................        4,413
                                                                     --------
                                                                       32,138
                                                                     --------
                  STEEL PRODUCERS: 0.30%
        200       USX Corporation...............................        4,600
                                                                     --------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
      Shares                                                      Market Value
--------------------------------------------------------------------------------

                  TELECOMMUNICATION EQUIPMENT: 1.43%
        200       Lucent Technologies Inc.......................      $22,000
                                                                     --------
                  TELECOMMUNICATION SERVICES: 2.15%
        100       Airtouch Communications, Inc.*................        7,212
        200       GTE Corporation...............................       13,488
        200       Time Warner Inc...............................       12,412
                                                                     --------
                                                                       33,112
                                                                     --------
                  TELEPHONE SERVICES: 2.87%
        600       BellSouth Corporation.........................       29,925
        200       MCI WorldCom, Inc.*...........................       14,350
                                                                     --------
                                                                       44,275
                                                                     --------
                  TOBACCO PRODUCTS: 1.04%
        300       Philip Morris Companies Inc...................       16,050
                                                                     --------
                  TRANSPORTATION - RAIL: 0.58%
        100       FDX Corporation*..............................        8,900
                                                                     --------
                  UTILITIES: 0.41%
        100       Duke Energy Corporation.......................        6,406
                                                                     --------
                  TOTAL COMMON STOCKS (COST $691,029)...........      890,153
                                                                     --------
Principal Amount  FEDERAL AGENCY OBLIGATIONS: 16.15%
--------------------------------------------------------------------------------
   $145,000       Federal Home Loan Mortgage Corporation
                   5.75%, due 7/15/03...........................      149,179
    100,000       Federal National Mortgage Association
                   6.11%, due 1/22/03...........................       99,935
                                                                     --------
                  TOTAL FEDERAL AGENCY OBLIGATIONS
                   (COST $247,579)..............................      249,114
                                                                     --------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
Principle Amount  U.S. GOVERNMENT OBLIGATIONS: 23.95%              Market Value
--------------------------------------------------------------------------------
  $ 140,000       U.S. Treasury Bond, 12.00%,
                   due 8/15/13..................................     $214,069
    125,000       U.S. Treasury Bond, 7.50%,
                   due 11/15/16.................................      155,469
                                                                     --------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $362,209)..............................      369,538
                                                                     --------
                  SHORT-TERM INVESTMENTS: 1.81%
--------------------------------------------------------------------------------
     27,946       Star Treasury Fund, 4.80% (cost $27,946)......       27,946
                                                                     --------
                  TOTAL INVESTMENTS IN SECURITIES
                     (COST $1,328,763+): 99.60% ................    1,536,751
                  OTHER ASSETS LESS LIABILITIES: 0.40%..........        6,157
                                                                   ----------
                  TOTAL NET ASSETS: 100.0% .....................   $1,542,908
                                                                   ==========

* Non-income producing security.

+ At December 31, 1998, the cost of securities for Federal tax purposes is $1,330,293. Gross unrealized appreciation and depreciation of securities were as follows:

                  Gross unrealized appreciation.................     $214,171
                  Gross unrealized depreciation.................       (7,713)
                                                                     --------
                      Net unrealized appreciation...............     $206,458
                                                                     ========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $1,328,763) ...........................     $1,536,751
   Receivables:
      Due from Advisor (Note 3)...............................          7,446
      Dividends and interest..................................         15,368
   Deferred organization costs................................         10,082
   Prepaid expenses...........................................            961
                                                                   ----------
         Total assets ........................................      1,570,608
                                                                   ----------
LIABILITIES
   Payables:
      Administration fee......................................          2,548
      Distribution fees.......................................            317
   Accrued expenses...........................................         24,835
                                                                   ----------
         Total liabilities....................................         27,700
                                                                   ----------
NET ASSETS....................................................     $1,542,908
                                                                   ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
      ($1,542,908/129,135 shares outstanding; unlimited
      number of shares (par value $.01) authorized)...........     $    11.95
                                                                   ==========
COMPONENTS OF NET ASSETS
   Paid-in capital ...........................................     $1,330,421
   Undistributed net investment income........................            454
   Undistributed net realized gain on investments.............          4,045
   Net unrealized appreciation of investments.................        207,988
                                                                   ----------
      Net assets .............................................     $1,542,908
                                                                   ==========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 13, 1998* THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends...............................................       $  7,540
      Interest................................................         34,182
                                                                     --------
         Total income.........................................         41,722
                                                                     --------
   Expenses
      Administration fees (Note 3)............................         29,013
      Fund accounting fees....................................         13,652
      Professional fees.......................................         15,618
      Advisory fees (Note 3)..................................          9,496
      Transfer agent fees.....................................         11,574
      Custody fees............................................          5,965
      Reports to shareholders.................................          6,771
      Trustees' fees..........................................          5,009
      Distribution fees (Note 4)..............................          3,165
      Miscellaneous...........................................          3,369
      Amortization of deferred organization costs.............          2,418
      Insurance...............................................          2,168
      Registration fees.......................................            847
                                                                     --------
         Total expenses.......................................        109,065
                                                                     --------
         Less: advisory fee waiver and
            absorption (Note 3)...............................        (91,300)
                                                                     --------
         Net expenses.........................................         17,765
                                                                     --------
            NET INVESTMENT INCOME ............................         23,957
                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions............         23,650
      Net change in unrealized appreciation
        on investments........................................        207,988
                                                                     --------
         Net realized and unrealized gain
           on investments.....................................        231,638
                                                                     --------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ................................       $255,595
                                                                     --------

* Commencement of operations.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                               January 13, 1998*
                                                                    through
                                                               December 31, 1998
                                                               -----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income.........................................     $   23,957
Net realized gain from security transactions..................         23,650
Net change in unrealized appreciation on investments..........        207,988
                                                                   ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................................        255,595
                                                                   ----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.........................................        (23,503)
Net realized gains on security transactions...................        (19,605)
                                                                   ----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................        (43,108)
                                                                   ----------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
  in outstanding shares (a)...................................      1,330,421
                                                                   ----------
   TOTAL INCREASE IN NET ASSETS ..............................      1,542,908

NET ASSETS
Beginning of period...........................................            -0-
                                                                   ----------
END OF PERIOD ................................................     $1,542,908
                                                                   ----------
(a) A summary of capital share transactions is as follows:

                                                         January 13, 1998*
                                                              through
                                                         December 31, 1998
                                                        Shares       Value
                                                        ------       -----
Shares sold ..............................             125,350     $1,287,313
Shares issued in reinvestment
  of distributions...............................        3,785         43,108
Shares redeemed..................................           (0)            (0)
                                                       -------     ----------
Net increase.....................................      129,135     $1,330,421
                                                       =======     ==========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                              January 13, 1998*
                                                                   through
                                                              December 31, 1998
                                                              -----------------

Net asset value, beginning of period........................       $ 10.00
Income from investment operations:
   Net investment income....................................          0.19
   Net realized and unrealized gain on investments..........          2.11
                                                                   -------
Total from investment operations............................          2.30
                                                                   -------
Less distributions:
   From net investment income...............................         (0.19)
   From net realized gains on security tranactions..........         (0.16)
                                                                   -------
Total distributions.........................................         (0.35)
                                                                   -------
Net asset value, end of period..............................       $ 11.95
                                                                   =======

Total return................................................         23.11%#

Ratios/supplemental data:
Net assets, end of period (millions)........................       $   1.5

Ratio of expenses to average net assets:
   Before expense reimbursement.............................          8.59%+
   After expense reimbursement..............................          1.40%+

Ratio of net investment income (loss) to average net assets:
   Before expense reimbursement.............................          5.30%+
   After expense reimbursement..............................          1.89%+

Portfolio turnover rate.....................................         95.00%


* Commencement of operations.

# Not annualized.

+ Annualized.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on January 13, 1998. The Fund's objective is to seek long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

       A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

       B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

       D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

       E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
            requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended December 31, 1998, Avatar Investors Associates Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in the first, second or third fiscal year next succeeding the fiscal year of the reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. With respect to the reimbursement of a particular fee reduction or expense payment, a reimbursement to the Advisor is permitted only within the three-year period following the year in which the Advisor reduced the subject fee or paid the subject expense. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current expenses if so requested by the Advisor even if that practice may require the Advisor to waive, reduce or absorb current Fund expenses. For the period ended December 31, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $91,300; no amounts were reimbursed.

Investment Company Administration LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average net assets, subject to a minimum fee of $30,000 annually.

First Fund Distributors,  Inc. (the  "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the period ended December 31, 1998, the Fund paid the Distributor in the amount of $3,165.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,298,927 and $1,019,005, respectively.

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE BALANCED FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Avatar Advantage Balanced Fund, series of Advisors Series Trust, as of December 31, 1998, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avatar Advantage Balanced Fund, series of Advisors Series Trust, as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.



/s/ Mcgladrey & Pullen, LLP

McGLADREY & PULLEN, LLP
New York, New York
January 29, 1999

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788
                                  888-263-6452


                                     AUDITOR
                             McGladrey & Pullen, LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                              THE AVATAR ADVANTAGE
                              INTERNATIONAL EQUITY
                                 ALLOCATION FUND




                                  Annual Report

                              For the period ended
                                December 31, 1998

January 1999

Dear Shareholder,

We are pleased to report on the progress of the AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND for the period ended December 31, 1998. Since commencing operations on February 2, 1998, Avatar's asset allocation strategy helped the Fund realize a return of 5.50%. The objective of the strategy is to identify international market inefficiencies in order to maximize portfolio returns within the portfolio's prescribed risk limits.

The Morgan Stanley Capital International EAFE + Canada Index was up 18.80% for the full year.

1998--THE SECOND SIX MONTHS IN REVIEW

World financial markets were very volatile during 1998. The financial crises in Asia had a severe negative economic impact throughout the region. The cause was the realization that rapid capital spending produced a severe economic imbalance
- too much capacity with too little demand for product. The Japanese economy, saddled with enormous corporate and government debt, searched for a solution. Along the way its unemployment rate reached 4.4%, the highest in 46 years. Conversely, European markets advanced to new highs based on solid economic data such as low inflation, reduced unemployment, and steady corporate growth. Interest rates were cut in advance of the introduction of the Euro. Our models forecast the downturn in Asia and the upswing in Europe. As a result we were underweight in Asia and overweight in Europe, producing solid fourth-quarter results for the Fund.

1999 MARKET OUTLOOK

What can we expect for this coming year? The likelihood of worldwide recession has abated. The U.S. economy remains strong although most economists expect some sort of slow-down in the later quarters of 1999. The introduction of the Euro appears to have gone smoothly and we are waiting to see the effects on the European markets and industries. Europe continues to be very positive with declining interests rates throughout those countries in the EMU. Our models favor Europe at this time. On the negative side, Japan still has not figured a way out of its economic downturn. Unease and uncertainty characterize Asian nations' economies for the time being. Latin America, Brazil in particular, remains an area of concern. Both situations could have unforeseen consequences on certain of our domestic industries.

Other concerns center around the effect of the impeachment trial in Washington and the various ethnic conflicts around the world, which appear to be increasing. These trends give us pause and temper our enthusiasm.

 Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We believe we have done this through the Fund's first months of existence. Our plan for the New Year is to continue this strategy and to hopefully produce results that help you to meet your financial goals.


/s/ Theodore M. Theodore

Theodore M. Theodore
Portfolio Manager

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

Comparison of the change in value of a $10,000 investment in The Avatar International Equity Allocation Fund versus the MSCI EAFE plus Canada Index.


Average Annual Total Return
Period ended December 31, 1998
Since inception (2/2/98)5.50%

              The Avatar Advantage
              International Equity           MSCI EAFE plus
                Allocation Fund               Canada Index
                ---------------               ------------
2-Feb-98           $10,000                       $10,000
31-Mar-98          $10,710                       $10,985
30-Jun-98          $10,810                       $11,078
30-Sep-98          $ 9,430                       $ 9,456
31-Dec-98          $10,550                       $10,930

Past performance is not predictive of future performance.

The Morgan Stanley Capital International (MSCI) EAFE plus Canada Index is a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of certain foreign markets. Countries included in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI EAFE plus Canada Index initial value is as of January 31, 1998.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
      Shares      Open-END FUNDS: 96.40%                            Market Value
--------------------------------------------------------------------------------
      1,400       WEBS - Australia Index Series.................      $ 13,300
      1,800       WEBS - Canada Index Series....................        20,813
      2,300       WEBS - France Index Series....................        49,737
      2,500       WEBS - Germany Index Series...................        55,625
        900       WEBS - Hong Kong Index Series.................         8,438
        900       WEBS - Italy Index Series.....................        24,469
      3,400       WEBS - Japan Index Series.....................        34,850
      1,000       WEBS - Netherlands Index Series...............        25,750
        500       WEBS - Spain Index Series.....................        14,937
      2,200       WEBS - Switzerland Index Series ..............        37,400
      5,500       WEBS - United Kingdom Index Series............       112,406
                                                                      --------
                  Total Open-End Funds
                    (cost $394,894).............................       397,725
                                                                      --------

Principal Amount  SHORT-TERM INVESTMENTS: 9.11%
--------------------------------------------------------------------------------
    $37,611       Star Treasury Fund (cost $37,611).............        37,611
                                                                      --------

                  Total Investments in Securities
                     (cost $432,505+): 105.51% .................       435,336
                  Liabilities in excess of other assets: (5.51%)        22,745
                                                                      --------
                  TOTAL NET ASSETS: 100.0% .....................      $412,591
                                                                      ========

+At December 31, 1998, the cost of securities for Federal tax purposes is $435,676. Gross unrealized appreciation and depreciation of securities were as follows:

                  Gross unrealized appreciation.................        $4,019
                  Gross unrealized depreciation.................        (4,359)
                                                                        ------
                      Net unrealized depreciation...............         $(340)
                                                                        ======

WEBS (World Equity Benchmark Shares) are each a series of WEBS INDEX FUND, INC., an open-end management investment company. Each Index Series represents a portfolio of ordinary foreign shares and seeks to provide investment results that track the performance of that country's publicly traded equity securities in the aggregate.

See Accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1998

ASSETS
   Investments in securities, at value
      (identified cost $432,505) ................................     $ 435,336
   Receivables:
      Due from Advisor ..........................................        10,065
      Dividends and interest ....................................         2,037
   Deferred organization costs ..................................        10,274
   Prepaid expenses .............................................           214
                                                                      ---------
         Total assets ...........................................       457,926
                                                                      ---------

LIABILITIES
   Portfolio securities purchased ...............................        16,479
   Accrued expenses .............................................        28,856
                                                                      ---------
         Total liabilities ......................................        45,335
                                                                      ---------

NET ASSETS ......................................................     $ 412,591
                                                                      =========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($412,591/41,497 shares outstanding; unlimited number
    of shares (par value $0.01), authorized) ....................     $    9.94
                                                                      =========

COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................     $ 412,930
   Accumulated net realized loss on investments .................        (3,170)
   Net unrealized appreciation on investments ...................         2,831
                                                                      ---------
      Net assets ................................................     $ 412,591
                                                                      =========

See Accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 2, 1998* THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income
      Dividends .................................................     $  10,631
      Interest ..................................................         4,210
                                                                      ---------
         Total income ...........................................        14,841
                                                                      ---------
   Expenses
      Administration fees (Note 3) ..............................        26,712
      Advisory fees (Note 3) ....................................         3,577
      Amortization of deferred organization costs ...............         2,226
      Custodian and accounting fees .............................        35,536
      Distribution fees (Note 4) ................................           894
      Insurance expense .........................................         1,022
      Other .....................................................         2,381
      Professional fees .........................................        14,467
      Registration fees .........................................           780
      Reports to shareholders ...................................         6,233
      Transfer agent fees .......................................        16,364
      Trustees' fees ............................................         4,076
                                                                      ---------
         Total expenses .........................................       114,268
         Less: Advisory fee waiver and
              absorption (Note 3) ...............................      (108,367)
                                                                      ---------
         Net expenses ...........................................         5,901
                                                                      ---------
            NET INVESTMENT INCOME ...............................         8,940
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..............         8,724
      Net change in unrealized appreciation on
        investments .............................................         2,831
                                                                      ---------
         Net realized and unrealized gain on
           investments ..........................................        11,555
                                                                      ---------
            NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS ...................................     $  20,495
                                                                      =========

* Commencement of operations.

See Accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                               February 2, 1998*
                                                                    through
                                                               December 31, 1998
                                                               -----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
Net investment income.........................................         $8,940
Net realized gain from security transactions..................          8,724
Net change in unrealized appreciation on investments..........          2,831
                                                                    ---------
   NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .......................................         20,495
                                                                    ---------

Distributions to shareholders
Net investment income.........................................         (8,200)
Realized capital gains........................................        (14,799)
                                                                    ---------
   TOTAL DISTRIBUTIONS........................................        (22,999)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
 outstanding shares (a).......................................        415,095
                                                                    ---------
   TOTAL INCREASE IN NET ASSETS ..............................      $ 412,591
                                                                    =========
NET ASSETS
Beginning of period...........................................             --
END OF PERIOD ................................................      $ 412,591
                                                                    =========

(a) A summary of capital shares transactions is as follows:

                                                          February 2, 1998*
                                                               through
                                                          December 31, 1998
                                                         --------------------
                                                         Shares        Value
                                                         ------        -----
Shares sold ......................................       39,104      $392,147
Shares issued in reinvestment of distributions....        2,398        22,998
Shares redeemed...................................           (5)          (50)
                                                         ------      --------
Net increase......................................       41,497      $415,095
                                                         ======      ========

* Commencement of operations.

See Accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                               February 2, 1998*
                                                                    through
                                                               December 31, 1998
                                                               -----------------

Net asset value, beginning of period........................      $  10.00
                                                                  --------
Income from investment operations:
   Net investment income....................................          0.23
   Net realized and unrealized gain on
     investments............................................          0.30
                                                                  --------
Total from investment operations............................          0.53
                                                                  --------

Less distributions:
   From net investment income...............................         (0.21)
   From realized capital gains..............................         (0.38)
                                                                  --------
Total from investment operations............................         (0.59)
                                                                  --------
Net asset value, end of period..............................      $   9.94
                                                                  ========

Total return................................................          5.50%++

Ratios/supplemental data:
Net assets, end of period (thousands).......................          $413

Ratio of expenses to average net assets:
   Before expense reimbursement.............................         31.32%+
   After expense reimbursement..............................          1.65%+

Ratio of net investment income to average net assets:
   After expense reimbursement..............................          2.45%+

Portfolio turnover rate.....................................        177.43%

* Commencement of operations.

+ Annualized.

++ Not annualized.

See Accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1998

NOTE 1 - ORGANIZATION

The Avatar Advantage International Equity Allocation Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on February 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E.   USE  OF  ESTIMATES:   The  preparation  of  financial   statements  in
          conformity  with generally  accepted  accounting  principles  requires

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

          management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended December 31, 1998, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the period ended December 31, 1998, the Fund incurred $3,577 in Advisory Fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.65% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended December 31, 1998, the Advisor reduced its fees and absorbed Fund expenses in the amount of $108,367; no amounts were reimbursed to the Advisor.

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED

the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

First Fund Distributors,  Inc. (the  "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

The Trust has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distribution Coordinator as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the period ended December 31, 1998, the Fund paid the Distribution Coordinator in the amount of $894.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $867,164 and $480,994, respectively.

                          INDEPENDENT AUDITOR'S REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Avatar Advantage International Equity Allocation Fund, series of Advisors Series Trust, as of December 31, 1998, and the related statement of operations, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avatar Advantage International Equity Allocation Fund, series of Advisors Series Trust, as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP

New York, New York
January 29, 1999

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                                 Star Bank, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202


                                     AUDITOR
                             McGladrey & Pullen, LLP
                           555 Fifth Avenue, 8th Floor
                             New York, NY 10017-2416


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.